AGL Resources Inc. and Subsidiaries
General Ledger Chart of Accounts
as of September 30, 2001

ASSETS
     Current Assets
         Cash and Cash Equivalents - Cash
             121100      Cash-Regular
             121110      Transfer of Cash
             121111      BANK OF AMERICA-ATLANTA (8588)
             121112      WACHOVIA BANK OG GA - ATL
             121116      BK OF AMERICA-TEXAS - CONCENTR
             121117      BK OF AMERICA- TEXAS -RETURNED
             121118      FIRST UNION - ATLANTA
             121120      WACHOVIA - RETURNED CHECKS
             121141      TAX ACCT ZBA
             121142      RIGHT-OF-WAY
             121146      BK OF AMERICA- AGLR MASTR ACCT
             121147      BK OF AMERICA -AGL RESOURCE IN
             121148      BK OF AMERICA - AGLR CONT DISB
             121149      WACHOVIA - AGL RESOURCES INC
             121150      BK OF AMERICA- AGL INVESTMENT
             121151      BK OF AMERICA - AGLI CONT DISB
             121152      BK OF AMERICA-AGL ENERGY SERV
             121153      BK OF AMERICA -AGLE CONT DISB
             121154      AGLS - DISBURSEMENT
             121155      AGLS-CONCENTRATION
             121156      FIRST TENNESSEE BANK - CHATT
             121160      BK OF AMERICA - CHATT CONCENTR
             121161      BK OF AMERICA-CONT DISB - CHAT
             121162      BK OF AMERICA - CUST REFUND
             121163      BK OF AMERICA-Cust Refund Acct
             121166      Bank of Amer Money Pool-AGSC
             121167      Bankof NY-Money Pool Clrg-AGCC
             121168      Bank of Amer Pool Acct - AGCC
             121169      Bank of America-VNG CDA
             121170      Bk of America-VNG Payroll
             121172      Bk of America-ConcentrAcct-VNG
             121174      AGSC Concentration Account
             121175      AGSC Payroll Account
             121176      AGSC Accounts Payable Cash
             121177      AGLN Concentration Account
             121178      AGLN Payroll Account
             121179      AGLN Accounts Payable Cash
             121180      Bank of America-Cash-SLNG Conc
             121181      Cash-Chase Manhattan Bank
             121186      GERIC captive funding bank act
             121188      AGL Cap Corp-Nevada
             121200      Petty Cash
             121201      AGL Capital Corp. - Suntrust
             121204      AGLC - Payroll Account
             121205      CHAT - Payroll Account
             121206      AGLI - Payroll Account
             121230      Payroll Funds-Special
             121300      Mutual Savings CU-VISA-AGLC
             122000      DP Cash Chattanooga
             122300      Mutual Savings CU-VISA-Chat
             122600      Cash Master Account VNG
             122602      Cash General Acct Local VNG
             122605      Cash Customer Refund Check VNG
             122609      VNG Credit Card
             122800      DP Cash Atlanta
         Cash and Cash Equivalents - Special Deposits
             121171      Bank of Amer-VNG Cust Deposits
          Cash and Cash Equivalents - Cash Investments
             125100      Temporary Cash Investments
         Receivables - Gas
             132200      Accts Receivable - Sales
             132205      AR - Pooler/Marketer
             132300      A/R Gas-GA Region 1
             132400      A/R Gas-GA Region 2
             132500      A/R Gas-GA Region 3
             132600      A/R Gas-GA Region 4
             132800      A/R-Gas-Chattanooga
             132810      A/R - Gas Manual
             132840      A/R Gas - VNG
             132842      A/R - Pipeline - VNG
             132843      A/R - Commodity - VNG
             132844      A/R - Manual - VNG
             132900      Unpostable Cash
             132950      Misc Adjustments-Gas
             132951      A/R Misc Billing
             132955      A/R NGV Gas
             132956      A/R Fuel Net
             132960      A/R Commodity
             139100      Provision for Uncollectibles
             139150      Prov Uncoll Accts-Mktr/Pooler
             139160      Net Chargeoffs - Poolers
         Receivables - Other
             131200      Notes Receivable
             132610      A/R Home Leak Repairs
             132620      Encroachment to Right-of-Ways
             132650      A/R Leased Equipment Gas
             132655      A/R Appliance Gard
             132660      A/R Planned Maint
             132750      A/R Energy Wise Loans
             133220      A/R Mdse-Metro Region
             133320      A/R Mdse-GA Region 1
             133420      A/R Mdse-GA Region 2
             133520      A/R Mdse-GA Region 3
             133620      A/R Mdse-GA Region 4
             133820      A/R - Merchandise
             134100      Accts Receivable - Employee
             134200      A/R Misc
             134205      A/R Revenue-New Bus Develop
             134210      A/R Pension Exp
             134240      State Taxes Receivable
             134245      A/R Misc-Cumberland
             134250      A/R Pay-As-You-Go
             134285      Accounts Receivable-AGLN
             134500      A/R Rental Property
             134610      Accts Rec - Damage Mains
             135400      A/R - Virginia Natural Gas
             137200      Interest and Dividends Recvble
             139200      Reserve for Uncollectible Acct
             139610      Provn for Uncoll - Damage Main
         Receivables - Intercompany Receivables
             135300      Int on LT Debt-AGCC/AGLR
             135301      Int-IC 30 Yr Notes-AGLR/AGCC
             135462      IC Interest Receiv - AGLC/AGLR
             136071      A/R Assoc Co - I/U Transfers
             136072      I/C - In-Transit
         Receivables - Unbilled Revenue
             132100      A/R Unbilled Revenue
         Inventories - Natural Gas Stored Underground
             145660      Propane Inventory
             145700      Gss Underground Storage
             145710      Ss1 Underground Storage
             145720      Wss Underground Storage
             145785      Marketers Accessible Ret Strg
             145786      MARS 2
             145850      Gas Stored Underground
         Inventories - LNG Stored
             145900      Liquefied Natural gas
             145901      LNG-Presentation Reclass
             145910      LNG Peaking Inventory-Atlanta
          Inventories -  Materials and Supplies
             145300      Materials and Operating Suppli
             145330      Vehicle Parts and Supplies
             145340      Stationery Supplies
             145350      Air Condition Parts
             145360      CNG Refueling Supplies
         Inventories - Other
             145420      Appliance Parts Inventory
             145600      Inventory Suspense
             145601      Stores Expenses - Labor VNG
             145602      Stores Expenses Cleared VNG
             145606      Sales & Use Tax LDC's VNG
         Other Current Assets
             157100      Insurance Prepayments
             157400      Prepayments - Other
             157401      Percent of Completion Asset
             157450      Prepaid Taxes
             157500      Prepayments-Misc
             157501      Unrealiz Gain/Loss Fin Instrum
             157502      Futures - Margin Deposit
             157503      Futures-Realiz Gain/Loss FinIn
             157504      Futures-Commissions & Fees
             157505      Futures-Margin Interest
             158000      Misc/Other Current Assets
             162202      LNG Trucking
             162203      Deferred Gas Cost-Gsr
             162204      Deferred Gas Costs-Commod
             162205      Deferred Gas Cost-Demand
             191000      UPGC Actual Cost Adjustment 0
             191001      UPCG Actual Cost Adjustment 1
             191002      UPGC Actual Cost Adjustment 2
             191004      UPGC Actual Cost Adjustment 4
             191005      UPGC Actual Cost Adjustment 5
             191006      UPGC Actual Cost Adjustment 6
             191007      UPGC Actual Cost Adjustment 7
             191008      UPGC Actual Cost Adjustment 8
             191009      UPGC Actual Cost Adjustment 9
             191111      UPGC Actual Cost Adjustment
             191112      UPGC Actual Cost Adjustment
     Investment and Equity in Assoc. Companies
             111000      Investment in GA Gas Company
             111010      Investmt in Atlanta Gas Light
             111015      Investment AGL Rome Holdings
             111020      Investment in AGLE
             111030      Investment in AGLI
             111040      Investment Atl Gas Light Svcs
             111055      Investment in AGL Services Co
             111060      Investment in AGL Capital
             111065      Investment in AGL Capital Corp
             111066      Investment in AGL Cap Trust II
             111084      Investment in GERIC
             111085      Investment in AGL Networks
             111090      Investment in Southeastern LNG
             111095      Investment in VNG
             111150      Invest AGLR Debentures
             111200      Investment in Utilipro
             111400      Investment in Trustees
             111620      Investment in Chattanooga 2
             111625      Inv in Pivotal Energy Svcs Inc
             111630      Inv in Sequent Energy Mngmt
             111635      Inv in Sequent Holdings, LLC
             111650      Inv in Network Energies, Inc
             111655      Inv in Network Energies, LP
             111706      Investment in AGL Propane Svcs
             111707      Investment in AGL Energy Corp
             111800      Investment in Georgia Energy
             111805      Investment in Energy Wise
             111905      Investment in AGL Consumer Ser
     Property, Plant and Equipment
         Property, Plant and Equipment
             100100      Property and Plant in Service
             100120      Construction Work in Progress
             100121      Capitalized Payroll - Utility
             100140      Plant In Svc-Adds To Leased Pr
             100400      Acquisition Adjustment
             100401      Acq Adj-Reclass non-plant item
             101000      Contribution for Constr-Res
             101100      Contribution for Constr-Nonres
             101120      Contribution for DOT
             101130      Contrib for Reloc of Facil
             101200      Contribution for Constr 6
             101300      Contribution for Constr 7
             101400      Contribution for Constr 8
             101500      Contribution for Constr 9
             101600      Contribution for Constr 10
             101900      Contribution For Const
             107020      Leased NGV Refuel Appliance
             112001      Invest Insur Spl Dollar Keelin
             112003      Inv Insur Spl Dollar Ins Keeli
             112007      Invest VEDCORP Partnership
             112009      Investments Misc - Other
             112100      Other Special Funds
             113100      Nonutility Property in Service
             113120      Nonutility Construction WIP
             113121      Capitalized Payroll-Nonutility
             113140      Nonutility Adds to Leased Prop
             114025      Buildings and Equipment 1
             114030      Systems on Customer Premises
             114080      Computer and Communication Eq
             114090      Office Furniture and Equipment
             115010      Rental Property
             115030      Buildings and Equipment 2
             115040      Rental Property-Transportation
         Property, Plant and Equipment - Accumulated Depreciation
             100200      Utility Plant in Service-Gas
             100210      Transportation Equipment
             100220      Retirement Work in Progress
             100230      Reserve For Dep Leas Prop
             100410      Accum Prov For Amort Of A
             100411      Acc Prov Amort Acq Adj-Reclass
             113200      Accum Depr Nonutility Property
             113220      Nonutility Retirement WIP
             113230      Accum Depr Nonutil Leased Prop
             114150      Accum Depr-NonRegulated Assets
             115150      Accumulated Provision for  Dep
     Deferred Debits and Other Assets
         Deferred Debits and Other Assets - Pipeline Replacement Costs
             161450      Pipeline Replacement Reg Asset
             162400      Unrecovd Pipeline Stip. Costs
         Deferred Debits and Other Assets -
         Unrecovered Environmental Response Costs
             162300      Unrec Envir Resp Costs
             162382      UERC Unamort 7/93-6/94
             162383      UERC Unamort 7/94-6/95
             162384      UERC Unamort 7/95-6/96
             162385      UERC Unamort 7/96-6/97
             162386      UERC Unamort 7/97-6/98
             162387      UERC Unamort 7/98-6/99
             162388      MGP Outsource Expense
             162389      UERC Unamort. 7/1999 - 6/2000
             162390      Recovery from Ratepayers
             162610      Program Management Cleanup Exp
             162611      Contractor Expense
             162612      Consultant Expense
             162613      Legal Environmental/Regulatory
             162614      Legal Litigation Expense
             162615      Legal Expense
             162616      PropertyAcquisition/Settlement
         Deferred Debits and Other Assets - Goodwill
             100500      Goodwill
         Deferred Debits and Other Assets - Investments in Joint Ventures
             111171      Investment in GP LLC
             111172      Investment in US Propane
             111173      Equity in Earnings US Propane
             111950      Investment in SouthStar Energy
             111955      Equity in Earnings SouthStar
         Deferred Debits and Other Assets -
         Unrecovered Postretirement Benefits Costs
             161400      VNG Pre-94 Reg Asset Amor
             162800      Unrecovered Postretirement Ben
         Deferred Debits and Other Assets -
         Assigned Natural Gas Stored Underground
             192200      VNG/Enron Assigned Gas
         Deferred Debits and Other Assets - Other
             100600      Software License
             100601      Intangible Asset
             161300      Unamort Debt Discount and Exp
             161301      10 Year Bond Issuance Costs
             161302      Trust Preferred Issuance Costs
             161500      Deferred Interest Refund Exp
             161700      Regulatory Post73 Assets
             161800      Regulatory Pre74 Assets
             162000      SONAT, INC.
             162005      York Triathlon
             162006      Retiredmains.Com DeferredCosts
             162010      Doe Grant
             162015      Gri Grant
             162020      PCB Research
             162025      Rate Case Expenses
             162030      Coop Mktg TRANSCO
             162035      Coop Mktg SONAT
             162037      Deferred Severance Expense
             162038      Deferred Customer Service
             162039      Deferred Property Sale/Lease
             162040      Robur Commercialization Proj
             162043      Shell Energy Services
             162044      Energy America - Titan
             162045      North Fulton Facility Work
             162046      Warner Robins AFB Meter Reloca
             162047      Caroline Street Facility Proj.
             162048      Property Tax Refund Filings
             162049      Sundance Expansion
             162051      Deferred Captive Insur. Costs
             162052      Deferred VNG Acquisition
             162056      AGL Network
             162058      AGL Capital Corporation
             162065      ERC Match
             162070      Franchise Expense Match
             162075      MARS
             162077      RETAINED STORAGE - MARS
             162079      FT Credit-PipelineCapacitRelea
             162080      IBSS
             162085      Customer Education Recovery
             162090      PCS Dead Band
             162093      IBSS DEMAND
             162095      IBSS-Injection Charge
             162140      Transportation Clearing
             162176      Engineering Capital Clearing
             162177      Operations Services Clearing
             162179      A&G Salaries Capital Clearing
             162180      A&G Expenses Capital Clearing
             162185      A&G Salary Capitalized-Pension
             162186      A&G Salary Capitalized-Benefit
             162187      A&GSalaryCap-Post Retirement
             162188      A&G Salary Cap-Payroll Taxes
             162189      Counterparty Netting
             162200      Other Work in Progress-Misc
             162210      Def Rate Case Exp 97
             162250      Defer Earn Review FY2002
             162440      Formation Expenses Capitalized
             162710      Unrecovered Accrued Vac Costs
             162720      Unrecovered Worker's Compensat
             162810      Y2K Expenses
             162999      Other Deferred Debits
             190020      Accum DIT Fed Assets Inv

LIABILITIES AND CAPITALIZATION
     Current Liabilities
         Current Liabilities - Short-term Debt
             221030      Commercial Paper ST Debt-AGCC
         Current Liabilities - Accounts Payable
             225100      General Accounts Payable
             225101      A/P Misc Estimated Liability
             225105      AP - Inventory
             225120      Accounts Payable - Accrued
             225125      Inventory Accrual - Conversion
             225150      A/P Returned Checks
             225155      BCS Unpostables
             225170      Flash Pay Errors
             225191      A/P Misc Sales & Use VNG
             225192      A/P Misc VNG Divest Sund
             225400      A/P-Appliance Gard 1
             225500      Payroll Deductions
             225501      U S Savings Bonds Payable
             225502      Mutual Savings Credit Union
             225507      One Pledge Club Atlanta
             225508      Flame Club Payable
             225512      Rewards Plus
             225513      Union Dues
             225514      Flame Club/Savannah Payable
             225521      P.A.C Payable
             225522      H.E.A.T Payments
             225526      Employee Court Orders
             225527      Flame Club-Augusta
             225528      IRA Mutual Savings Credit Unio
             225536      Flx Ben Health Reim Payable
             225537      Flx Ben Dep Daycare Payable
             225546      Health Care Reim Payable 2000
             225547      Dep Care Reim Payable
             225550      Group Life Insurance VNG
             225551      Thrift Alternate VNG
             225552      Thrift General VNG
             225553      Thrift Loans VNG
             225555      Thrift Company Portion VNG
             225556      VNG Savings Plan
             225557      GUL Cash Accumulation EE - VNG
             225558      GUL Cash Accum Spouse - VNG
             225559      Voluntary Benefits Assn - VNG
             225562      United Way South Hampton
             225563      United Way Peninsula
             225565      Computer Purchase Plan - VNG
             225600      Deferred Compensation
             225601      Deferred Dir Comp-Mktg Fees
         Current Liabilities - Intercompany Payables
             227100      Other Accounts Payable
             227110      Interest Payable - VNGC/AGLR
             227120      Interest Payable - AGLC/AGLR
             227130      Interest Payable - AGLR/AGCC
             230990      Intercompany Trsfers - Credit
         Current Liabilities - Accrued Taxes
             238100      Taxes Accrued-Federal Income
             238101      Taxes Accrued Other-FUI
             238102      Taxes Accrued Other-FICA
             238103      Tax Accr Othr-Real&Pers. Prop.
             238104      Tax Accr Other-W.VA.Prop.
             238105      Tax Accr Othr-SUI
             238106      Tax Accru Othr-MotorFuelRd Tax
             238107      Taxes Accr Othr-Compr Nat Gas
             238109      Tax Accru Othr-Spec Fuel Tax
             238140      Tax Accr Other-State Valuation
             238142      Tax Accru Othr-Franchise Taxes
             238143      Tax Accru Othr-Gross Receipts
             238144      Taxes Accr Othr-Sales & UseTax
             238145      Tax Accr Othr-Workman Comp Tax
             238150      Other Income Tax Payable
             238200      Taxes Accrued-State Income
         Current Liabilities - Current Portion of Long-term Debt
             220000      Med Term Notes Due w/in 1 Year
         Current Liabilities - Accrued Interest
             239200      Accr Int-10Yr Bond/TrustPrefd
             239300      Medium Term Notes
             241980      Accrued Interest Payable
             241990      Interest Acc-Customer Deposits
             242200      Interest Accrued-ERC Recovery
         Current Liabilities - Accrued Wages and Salaries
             225200      Payroll Payable
             225210      Accrued Severance Pay
             225211      Variable Compensation Payable
             225220      Accrued Early Retirement
             225250      Accrued Bonus
         Current Liabilities - Customer Deposits
             235200      Customer Deposits-Manual
             235201      Customer Deposits
             235710      Customer Deposits-Trustees Ren
             236200      Customer Deposits-Metro Region
             236300      Customer Deposits GA Region 1
             236400      Customer Deposits GA Region 2
             236500      Customer Deposits GA Region 3
             236600      Customer Deposits GA Region 4
         Current Liabilities - Other
             243200      Dividends Declared-Pref
             237100      Accrued Relocation Liability
             225151      Unclaimed Cust Credits & Chcks
             242010      Education Tax 1
             242050      Education Tax 5
             242100      Homestead Tax
             244000      Special Option Tax
             244010      Special Option Tax 1
             245010      Local Option Tax 1
             245040      Local Option Tax 4
             245050      Local Option Tax 5
             245500      FICA Taxes Payable - EE
             245501      Fed. Withholding Taxes -  EE
             245502      State Withholding Tax - EE
             245503      State Sales & Use Tax Payble
             245504      Marta Tax Payable
             245509      State Motor Fuel Tax Payable
             245510      Federal Motor Fuel Tax Payable
             245511      Taxes Payable-Tennessee S
             245512      Taxes Payable- Tennesse U
             245513      City Local Option Tax
             245514      Utility Tax Collection Pay VNG
             245516      Educational Tax Payable
             245517      Homestead Tax Payable
             245600      Escheat - Deposit Balance-2001
             245601      Escheat Credit Balance-2001
             245602      Escheat Deposit Balance-2000
             245603      Escheat Credit Balance-2000
             245604      Escheat Credit Balance-1999
             245605      Escheat Credit Balance-1998
             245606      Escheat Credit Balance-1997
             245607      Escheat Credit Balance-1996
             246010      Franchise Requirements 1
             246040      Franchise Requirements 4
             246110      Franchise Requirements 11
             250020      Ret Sav Plus/Co Matching
             250030      Ret Sav Plus/Employee Portion
             250050      Ret Sav Plus/General Loan
             250100      NSP Employee Contribution
             250110      NSP Employer Contribution
             251100      Purchased Gas Refunds Due
             251103      Percent of CompletionLiability
             251104      Unrealiz Loss on FinInstrument
             251106      Deferred Inter-Company Profit
             251109      Miscellaneous Accrued Lia
             251110      Misc Accr Lia Imcr Commodity
             251111      Misc Sundry Transactions
             251112      Misc Current & Accrued Liabili
             251115      Marketer/Pooler True-Up
             251120      LNG - Ratepayers
             251200      Universal Service Fund Liab
             251210      USF Refund Clearing Account
             251300      USF Cash Out
             251400      VNG Supplier Refunds Recon
             251401      VNG Supplier Refuns Phase 1
             251402      VNG Supplier Refunds Phase 2
             251403      VNG Supplier Refunds Phase 3
             251404      VNG Supplier Refunds Phase 4
             251405      VNG Supplier Refunds Phase 5
             251406      VNG Supplier Refunds Phase 6
             251408      VNG Supplier Refunds Phase 8
             251830      Def Pens Gain-Current Portion
             252998      Deferred PGA - Credit Balance
             277000      Injuries and Damages Provisio
             277050      Provision for Workers Comp
             277060      Provision Post Employment Exp
             277310      Expenses-Workers Compensatio
             278000      Reserve For Maintenance LNG
             278500      Reserve for Health Insurance
             278700      Loss Reserve
     Accumulated Deferred Income Tax
             279100      Accel Fed Tax Depr-Property
             279101      Reg Tax Liability Reclass
             279150      Accel St Tax Depr-Property
             279200      Other Timing Difference-Fed
             279250      Other Timing Differences-State
     Long-Term Liabilities
         Long-Term Liabilities - Accrued Pipeline Replacement Costs
             248302      Pipeline Replacement Reg Liab
         Long-Term Liabilities - Accrued Environmental Response Costs
             248300      Environmental Response Costs
         Long-Term Liabilities - Accrued Postretirement Benefits Costs
             248800      Other Postretirement Benefits
         Long-Term Liabilities - Accrued Pension Costs
             247010      Retirement Annuity Purchase Cs
             247020      Pension Liability/Non-Qualifie
             247030      Pension Liability/Qualified Pl
             247400      Pension Liab System Plan VNG
             247402      Pension Liab Erisa Exces VNG
             247403      Pension Liab VNG Executives
             247406      Acc Prov Pens & Bene NonUnion
     Deferred Credits
         Deferred Credits - Unamortized Investment Tax Credit
             259200      Unamort Inv Credit 3% Other
             259210      Unamort Inv Cred
             259250      Unamort Inv Credit Other
         Deferred Credits - Regulatory Tax Liability
             259999      Regulatory Tax Liability
         Deferred Credits - Other
             255000      Residential Advances
             255100      Non Residential Advances
             255200      Customer Adv Metro Region
             255300      Customer Adv GA Region 1
             255400      Customer Adv GA Region 2
             255500      Customer Adv GA Region 3
             255600      Customer Adv GA Region 4
             255800      Constr Adv-Ref
             255801      Const Adv-Refundable-City
             258820      Lawrenceville Prepay
             258830      Deferred Pension Gain
             258880      One Peachtree Center
             258890      Restructuring  Liability
             258899      Misc/Other Deferred Credits
     Equity Investment from Parent
             200000      Equity Investment of Parent
     Capitalization
         Capitalization - Long-Term Debt
             215300      Medium Term Notes
             215301      Debt on 10 Year Bonds
         Capitalization - Preferred Securities
             201100      Pref Stock 8.17%
             201400      Preferred  Stock
         Common Shareholders' Equity - Common Stock
         200100
         Common Shareholders' Equity - Premium on Common Stock
             203100      Premium on Common Stock Issued
             203102      Additional Paid-In-Capital
             203120      Unearned Compensation
             203500      Pref Capital Stock 4.72%
             203700      Pref Capital Stock 5%
             206200      Gn Reacq Cap Stk 4.44 Pr
             206400      Gn Reacq Cap Stk 4.60 Pr
             206500      Gn Reacq Cap Stk 4.72 Pr
             206800      Gn Reacq Cap Stk 8.32 Pr
             206900      Gn Reacq Cap Stk 7.84 Pr
         Common Shareholders' Equity - Earnings Reinvested
             207100      Unappropriated Ret Earnings
             207200      Balance Transferred from Incom
             207600      Dividends Declared-Common Stoc
         Common Shareholders' Equity - Other Comprehensive Income
             202000      Other Comprehensive Income
         Common Shareholders' Equity - Shares held in Treasury and Trust
             203130      Shares Held in Treasury& Trust
INCOME STATEMENT
     Operating Margin
         Operating Revenues
             400011      Resid. Non-Jurisdictional Sale
             400100      Residential Sales
             400101      Residential Gas Sales Unbilled
             400103      Deregulated Residential Sales
             400200      Small Commercial
             400201      Small Commercial-Unbilled
             400203      Deregulated Comm Small Sales
             400210      Commercial Billed Nonjurisdict
             400300      Large Commercial
             400301      Comm Unbilled Nonjurisdictiona
             400310      Commercial Interruptible Nonju
             400400      Small Industrial
             400401      Small Industrial-Unbilled
             400500      Large Industrial
             400505      Revenues-Interruptible
             400600      Revenues-Housing Project
             402100      Sales for Resale Base
             402200      Sales for Resale-Riders
             402210      Commod Sales- AGLC- Affiliated
             402211      Commod Sales- CHAT- Affiliated
             402215      Sales - Affiliated (VNG)
             402300      LNG Sales
             402420      Commodity Option Prem - Fin.
             402460      Commodity Option Service Fee
             404100      NGV Sales Base
             404101      NGV-Non-Jurisdictional Sales
             404200      NGV Sales PGA Rider
             406000      Propane Sales
             407050      Late Payment Fees
             407051      Late Payment Chg-Marketer
             407090      Returned Check -Marketer
             407100      Reconnect Charge - Firm
             407101      Seasonal Reconnect Change
             407102      Turn-on Charge- Firm
             407103      Meter Set Charge- Firm
             407104      Establish Service- SONP
             407105      SONP Turn-off Charge- Firm
             407107      Meter Set Charge - Interrrupt
             407110      Gas Management Fee
             407120      Reg Servicework-Revenue
             407125      Jobbing Material Revenue
             407130      Oth Gas Rev PT1 Contr Exp Reim
             407140      Jobbing Generation Appl. Pay
             407142      Jobbing Generation Appl. Mat'l
             407144      Jobbing Labor Additives
             407160      Transportation Revenue
             407161      Revenues-Firm Transportat
             407162      Transp Rev - Poolers (Comm)
             407163      Transp Rev - Poolers (Ind)
             407164      Misc Adj - Marketers
             407165      Transportation Rev - Poolers
             407166      Tran Rev - Marketer (Resident)
             407167      Tran Rev-Marketer(Sm Comm Ind)
             407168      Tran Rev - Marketer (V-52)
             407169      Tran Rev - Marketer (S-51)
             407170      Tran Rev - Marketer (General)
             407171      Tran Rev - Marketer (Gas Cost)
             407172      Tran Rev-Marketer(Ret Storage)
             407173      Tran Rev-Market(Interruptible)
             407176      TranspSales Non-Jurisdictional
             407200      Rent from Gas Property
             407220      LNG Trucking Revenues
             407225      Unrealized Gain/Fin Instrument
             407300      Revenue - Peaking Services
             407302      Other Revenues-Pga Refund
             407303      Gas Rev-Gsr Cost Recov
             407304      Other Revenues-ACA Surcharges
             407305      IMCR Refunds
             407307      Other Gas Rev-Ss1
             407350      Revenue Exchange Services
             407500      Miscellaneous Operating Revenu
             407501      Capacity Chg Joint Use Pipelin
             407502      Inter Transportation - Pipelin
             407600      Forfeited Discounts
             408000      Fuel Oil Sales
             410000      Appliance Gard Revenue
             410100      Management and Consulting Fee
             410101      Management and Cons Fees-Chatt
             412210      Equipment Sales
             430100      Professional Service Revenue
             430101      Professional Service Expenses
             430200      Field Service Revenue
             430201      Field Service Expenses
             430300      Misc. Service Revenue
             430301      Misc. Service Expenses
             430401      Initiative Material Expense
             431200      Servicing Revenue
             440092      Realized Gain on FinInstrument
             450100      Damage Billing - Mains
             450200      Damage Billing - Services
             450300      Damage Billing - Reroutes
         Cost of Sales
             610001      Transportation Costs
             610005      Propane Costs
             610006      Asset Management Costs
             610030      Natural Gas Commodity Costs
             610032      Environmental Response Cost
             610050      Deregulated PGA Gas Cost
             610060      Commod Gas Cst-AGLC-Affiliated
             610061      Commod Gas Cst-CHAT-Affiliated
             610065      Cost - Affiliated (VNG)
             610070      Storage Demand & Capacity Cost
             610075      Transp, Exchange & Flex Fee
             610100      Purchased Gas Exp
             610110      Exp-Commodity Imcr
             610120      Exp -Commodity Mgmt & Cons
             610160      Gas Used for Utility Operation
             610200      Exp -Commodity General
             610300      LNG Trucking Cost
             610400      NG Trans Line Purchases
             610401      NG Trans Line Purch Capacity
             610402      NG Trans Line Purch Demand
             610403      NG Trans Line Purch Commodity
             610410      Natural Gas Transmission Line
             610411      NG Trans Line Nonaff Capacity
             610412      NGTrans Line Pur Nonaff Demand
             610413      NG Trans Line Purch NG Commodi
             610420      Nat Gas City Gate Purchases
             610430      Other Gas Purchases
             610440      Unrec Purch Gas Cost Adj
             610450      Gas Withdrawn from Storage
             610460      Gas Delivered to Storage (Cr)
             610500      Realized Loss on FinInstrument
     Operating Expenses
         Operating Expenses - Operation & Maintenance
             600001      Pay LNG Supervision/Eng.
             600002      Pay - LNG Operation and Labor
             600006      Pay - LNG Maintenance Sup./Eng
             600007      Pay-LNG Maint. Purification Eq
             600008      Pay-LNGMaint. Liquefaction Eq
             600009      Pay-LNG Maint. of Vaporizing E
             600010      Pay-LNG Maint. of Comp. Equip
             600011      Pay-LNG Maint. of Other Equip
             600020      Pay-Distribution Superv/Eng
             600021      Pay-Design Gas Sys. Improv.
             600022      Pay-Distribution Load Dispatch
             600023      Pay-Perform Annual Survey
             600024      Pay-Perform 3-Year Survey
             600025      Pay-Perform 5-Year Survey
             600026      Pay-Perform Survey-Bus. Dist
             600027      Pay-Perform Survey-Trans. Pipe
             600028      Pay-Perform Manhole Survey
             600029      Pay-Perform Leak Survey-Other
             600030      Pay - Inspect Cathodic Prot.Sy
             600031      Pay - Locate Mains and Service
             600032      Pay-Right-of-Way Upkeep
             600033      Pay - Relocate Service
             600034      Pay - Perform Em. Valve Insp.
             600035      Pay-Serv.StandBy\Beeper Time
             600036      Pay-Ser.Ctr.-Dist.-SdByBprTime
             600037      Pay - Investigate Leaks Dist.
             600038      Pay - Regulator Stat. Inspect.
             600039      Pay - City Gate Stations
             600040      Pay - Inspect and Operate STAR
             600041      Pay ERTs
             600042      Pay - Single Reads
             600043      Pay - Turn-off Service
             600044      Pay - Activate Meter
             600045      Pay - Investigate Leaks
             600046      Pay-PT Meter Change
             600047      Pay- No Gas AGLC Work
             600048      Pay - Mapping Services
             600049      Pay - Serv. Wk. Order not Comp
             600050      Pay- Perform Disp. Operations
             600051      Pay-Investigate- Other Service
             600060      Pay-Maint. Super/Eng.-Distr.
             600061      Pay-Repair and Maint. Mains
             600062      Pay-Repair Damage Mains
             600063      Pay-Maintain Compressor St. Eq
             600064      Pay - Maintain Regulator Stat.
             600066      Pay-Maintain STAR
             600067      Pay-Maintain of Services
             600069      Pay-Repair Damage Service
             600070      Pay-MaintainMeterSets&Req-Pro
             600071      Pay-Repair Meter Sets&Reg Re
             600072      Pay-CNG Refueling-Cust Premise
             600073      Pay-Maintain Company CNG St.
             600074      Pay-Maintain Customer CNG St
             600075      PayMtr ReadStd By/Beeper Time
             600080      Pay-Op&Maint Transmission Line
             600081      Pay-Corrosion Testing Transmis
             600082      Pay-O&M Transmission Measuring
             600083      Pay-Transmission Odorization
             600085      Pay-O&M Propane Peaking Facili
             600086      Pay-Transport & Delivery
             600087      Pay-Environmental
             600088      PaySEM-AGLC-Gas Supply
             600089      P/R account for AGSC empl.
             600091      Pay-Customer Acct. Supervision
             600092      Pay - Customer Accounts
             600093      Pay-Meter Reading-Enscan
             600094      Pay-Meter Reading-Itron
             600095      Pay-Customer Records&Collect
             600096      P/R for AGSC employees
             600101      Pay-Customer Service Superv
             600102      Pay-Customer Service
             600103      Pay-Customer Assistance
             600104      Pay-Informational Advertising
             600110      Pay-Sales Promotion Superv
             600111      Pay-Selling
             600112      Pay-Promotional Advertising
             600113      Payroll Expense - V-Force
             600115      VNG-Non-productive time-Union
             600116      VNG Non-Productive time-Salary
             600120      Pay-A&G Salaries
             600121      Pay-Operate Facilities
             600122      Pay-Operational Training
             600123      Pay-Safety Training&Reg Compli
             600124      Pay-Injuries and Damages
             600125      Pay-Laboratory
             600130      Pay-Maint.of GeneralPlant+B306
             600131      Pay-Operate&Maintain Fleet Eq
             600132      Pay-Maintain Facilities
             600133      Pay-Stores Operations
             600134      Pay-FY2002 Earnings Review
             600700      Misc Production Exp
             620040      Outside Services - LNG Storage
             620050      LNG Operation
             625030      LNG Mnt Super/Engineering
             625100      LNG Mnt-Struct/Improvements
             625300      LNG Mnt Purification Equip
             625400      LNG Maint Liquefaction Equip
             625500      LNG Mnt- of Vaporizing Equip
             625600      LNG Mnt- of Compressor Equip
             625900      LNG Mnt-Other Equip
             640030      Distr Supervision/Engineering
             640031      DesignGas System Improvements
             640050      Distr Load Dispatching
             640201      Perform Annual Survey
             640202      Perform AnnualSurvey-Contracto
             640203      Perform 3-Year Survey
             640204      Perform 3Year Survey-Contracto
             640205      Perform 5-Year Survey
             640206      Perform 5-Year Survey-Contract
             640207      Perform Manhole Surveys
             640210      Right-of-Way Fees
             640211      Perform Survey-Bus Dist Cont
             640212      Perform Survey- Trans Pipeline
             640213      Perform Survey Trans.Pipe Cont
             640214      Perform Leak Survey-Others
             640215      Perform Leak Sur. Other Cont
             640218      Right of Way Upkeep
             640219      Right of Way Upkeep Contractor
             640230      Inspect Cathodic Protection
             640231      Inspect Cathodic ProtectionCon
             640232      Locate Mains and Services
             640233      Locate Mains & Svcs- Cont.
             640234      Perform Em. Valve Inspections
             640235      Emergency Valve Inspection Con
             640300      Regulator Stations-Inspections
             640500      Check City Gate Stations
             640501      Check City Gate Stat. Contract
             640502      Inspect and Operate STAR prog
             640503      Inspect. & Operate STAR Contra
             640601      ERTS
             640602      ERTS-Contractor
             640603      Single Reads
             640604      Single Reads- Contractor
             640605      Turn-off Service
             640606      Turn-Off Service - Contractor
             640607      Activate Meter
             640608      Activate Meter- Contractor
             640609      Relocate Service (Re-Route)
             640610      Relocate Service Re-Route Cont
             640611      RelocateService(Re-Route)-Cred
             640612      Activate Meters-Fleet
             640701      Investigate Leaks
             640703      PT Meter Change
             640704      PT Meter Change Contractor
             640705      No Gas - AGLC Work
             640706      No Gas AGLC Work-Contractor
             640707      Investigate Leaks-Distribution
             640708      Investigate Leaks-Dist-Contrac
             640709      Investigate Other Services
             640710      Investigate Other Services- Co
             640711      Service Work Order not Complet
             640749      Distribution-Mat Mgt
             640800      Perform Dispatch Operations
             640801      Perform Dispatch Operat. Contr
             640802      Perform Mapping Services
             640803      Perform Mapping Services- Cont
             641100      Transmission Air Transportatio
             641101      Transmission Expense Joint Use
             641102      Transmission Expense Materials
             641110      Transmission Expense Contracto
             645030      Maintenance Super/Eng.-Distr
             645200      Repair and Maintain Mains
             645201      Repair & Maintain Meters-Fleet
             645210      Repair and Maintain Mains Cont
             645214      Repair damage mains
             645215      Repair Damage Mains-Contractor
             645216      Rev.coll.for 3rd PartyDamageMa
             645300      Maintenance-Comp Station Equip
             645400      Maintenance Regulator Stations
             645401      Maintain Reg. Stations- Cont
             645501      Maint. Meter Sets &Reg. Pro
             645502      Maint. Meter Sets&Reg. ProCont
             645503      Repair Damage Service
             645504      Repair Damage Service- Contrac
             645505      Rev.Coll. for 3rd Party Dam. S
             645506      Repair Meter Sets & Reg. Re
             645507      Repair Meter Sets & Reg-Re-Cnt
             645508      Maint. Meter Sets&Reg.-Fleet
             645602      Maintain STAR Program
             645700      Maintenance of Services
             645701      Maintenance of Services-Fleet
             645710      Maintenance of Services-Contra
             645910      CNG Refueling-Cust Premise
             645911      CNG Refueling Cust. Premise-Co
             645920      Maintain Company CNG Station
             645921      Maintain Co. CNG Station -Cont
             645930      Maintain Customer CNG Station
             645940      Distribution Mtce NGV Facility
             645949      Distribution Maint-Mat Mgt
             646010      Trans Exp-Corrosion Testing
             646020      Trans Exp-Other Equipment
             650030      Customer Acct Supervision
             650031      Customer Acct-Residential
             650100      Meter Reading Enscan
             650101      Meter Reading- Itron
             650102      Meter Reading-Enscan-Contracto
             650103      Meter Reading- Itron-Contracto
             650104      Meter Reading - Fleet
             650200      Customer Records
             650300      Account Collection
             650700      Uncollectible  Acct
             650701      Uncollectible Accts - Damages
             650800      Outside Services-Cust.Acct
             650900      Misc Customer Acct Exp
             650949      Customer Accounts-Mat Mgt
             655030      Customer Service Supervision
             655031      Customer Service
             655100      Customer Assistance
             655300      Informational Advertising
             655310      Customer Education
             655320      Outside Services-Cust. Service
             655400      Misc Customer Acct Expense
             660100      Selling Expenses
             660300      Marketing Expenses
             660310      Leased Water Htr Revenue
             660320      Outside Services- Marketing
             660400      Misc Sales Promotion Exp
             660449      Marketing-Mat Mgt
             670050      Utilities
             670080      Tax and License
             670100      Office & Administrative
             670102      Development & Training-Acctg.
             670103      Organizational Development
             670104      Postage
             670105      Operational Training
             670106      Safety Training & Reg. Complia
             670107      Office & Admin-Proc Card Accrl
             670108      Jobbing Charges In/Out
             670111      Office Admin-Fleet
             670120      Civic Participation - Other
             670122      Civic Participation-Commun Dev
             670123      Civic Participation-Environmen
             670130      Bank Service Charges
             670144      Outside Services - Fleet
             670146      Fleet Depreciation
             670147      Lease Fleet Equipment
             670148      Operate and Maintain Fleet Eq
             670150      Admin&Gen Salaries-Capitalized
             670159      Scrap Materials
             670160      A&G Expenses-Capitalized
             670161      Operations & Engineering Capit
             670163      Office Admin&Supplies-Mat Mgt
             670164      Stores - Overhead
             670165      Stores -Other
             670166      Inventory Adjustment Expense
             670167      Stores Clearing Expense
             670168      Office Admin and Supplies
             670169      Licenses & Expenses - SW & HW
             670170      Security
             670171      StoresCorp OverHd RateClearing
             670200      Outside Svcs Employed
             670201      Outside Svc. -Printing
             670202      Outside Services Info Tech
             670203      Outside Services-Recruiting
             670210      Outside Services (oper & main)
             670211      Service Bureau Fees
             670300      General Business Insurance
             670400      Injuries and Damages
             670401      Workers Compensation  Expense
             670402      Outside Legal Services
             670403      Miscellaneous Legal Services
             670404      Legal Expense - Transferred
             670406      Commission & Fees on Fin Instr
             670407      Liability Losses
             670409      Liability Losses
             670450      Pensions
             670460      Pensions Transferred-CR
             670500      Group Insurance
             670501      Flex Pay
             670502      Flex Benefits Deductions
             670503      Other Post Retirement Benefits
             670504      Post Employment Expense FAS112
             670505      Flex Vacation Deductions
             670506      Dental Insurance - VNG
             670507      Vision Insurance - VNG
             670510      EmployeeBenefitsCaptilized
             670511      OtherPostRetirementBenefitsCap
             670512      Pensions-Capitalized
             670513      ATPI Capitalized
             670520      Physicals
             670521      Benefits Administration Expen
             670522      Employees Benefits Transfer-CR
             670525      Miscellaneous Benefits
             670530      Retirement Savings Plus Plan
             670532      Non-qualified savings plan
             670535      Leveraged ESOP Exp
             670540      Short-Term Disability
             670550      Long Term Disability
             670551      Operate Cell Phone
             670552      Operate Page
             670553      Operate Vehicle Radio
             670555      Disability Income Gap - VNG
             670560      Service Awards
             670570      Employee Relocation
             670571      Recruiting Expenses
             670572      Tuition Reimbursement
             670590      Bonus
             670600      Franchise  Requirements
             670700      Regulatory Commission Exp
             670750      Institution or Goodwill Adv. E
             670800      Association and Club Dues-Comp
             670805      Association&Club Dues-Employee
             670840      Miscellaneous Expense
             670841      Fines & Penalties
             670850      Outside Services -Facilities
             670855      Travel Expense
             670856      Meals and Entertainment
             670880      Laboratory
             670881      VNG Acquisition
             670885      Restructuring-Severence
             670886      Restructuring-Benefits
             670887      Restructuring-Sale of Property
             670888      Restructuring-Other
             670889      Operations of Facilities
             670900      Facilities Rent/Lease Expenses
             670905      Sub Lease Credits
             670911      Equipment Lease
             670912      EAF Auto Lease
             670999      Shared Services A&G
             671007      AGLR Alloc Material Mgmt
             671017      Fleet Expenses Distributed
             671021      Fleet Capitalization
             671301      VNG Capitalized A&G Labor
             671304      VNG Benefits
             675100      Maintenance of Facilities
             675105      Software Maintenance
             675106      Large Computer Equip Maint
             675110      Maintenance Power Equipment
             675120      Maintenance Hand Tools
             675140      Maintenance of Office Equip
             675149      Other Maintenance-Mat Mgt
         Operating Expenses - Depreciation and Amortization
             424000      Other Amortization Expense
             425000      Depreciation Expense
             426100      Amort Of Acquisition Adju
             426300      Goodwill Amortization
         Operating Expenses - Taxes Other Than Income
             427100      General Tax Expense-Payroll
             427101      Gen Tax Expense- Property Tax
             427102      Gross Receipts Tax
             427110      General Taxes-Allocated
             427111      GeneralTaxExpensePayroll-Capit
     Other Income - Net
             440090      Merchandise Sales
             440410      Late Payment Charge
             440700      Allowance And Adjustments
             445005      CIAC Gross Up
             445010      Rental Income
             445011      Income Pirates House
             445150      Rome River
             446200      Interest and Dividend Income
             446300      Allowance for Funds-Equity
             446310      Interest Income
             448030      Collection Fee-Sales Tax
             448090      Misc Other Income
             448092      HVAC Financing Fees
             448093      Cookbook Revenues
             448196      Income/Loss SouthStar Energy
             448200      Property Sale Gain/Loss
             448210      Loss on Asset Impairment
             448410      Carrying Cost ERC
             448415      Carrying Cost Customer Ed Exp
             448500      Gas Storage Carrying Cost
             449100      Donations - Other
             449360      Mdse Operations
             449500      Misc Non-Operating Exp
             449510      EAF Exp
             449540      Carrying Cost - ERC Ratepayer
             449600      Government Affairs
             449601      Government Affairs - Pay
             449700      Business/Civic Club Dues
             463300      Amortize Disc/Exp
             463301      Amortiz of Debt Issuance Costs
             463310      Income/(Loss) US Propane
             463500      Cost of Leasing Retired Mains
     Interest Expense and Preferred Stock Dividends
         Interest Expense - Interest on Long Term Debt
             461300      Interest MTN
             461350      Interest on LT Debt-Cap Corp
         Interest Expense - Other Interest Expense
             467100      Interest Income/Expense
             467200      Interco Int-Restricted Funding
             468100      Interest Exp-Customer Deposit
             468101      Interest Exp-Other
             468102      Interest Exp-Refunds & Tk
             468200      Interest Exp-Notes Payable
         Interest Expense - Allowance for Funds - Debt
             470100      Allowance for Funds-Debt
         Preferred Stock Dividend
             470999      Dividends on Preferred Stock
         Common Stock Dividend - Intercompany
             470998
     Income Taxes
         Income Taxes - Current
             427200      Federal Income Tax
             427400      State Income Tax
         Income Taxes - Deferred
             427500      Deferred FIT - Property
             427510      Deferred FIT - Other
             427520      Deferred SIT - Property
             427530      Deferred SIT - Other
         Income Taxes - Amortized Investment Tax Credit
             426000      Amortize Investment Credit